SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 12, 2005

                        MEDICAL STAFFING SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                    000-23967                  91-2135006
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


8150 Leesburg Pike, Suite 1200, Vienna, Virginia                   22182
    (Address of principal executive offices)                     (Zip code)

    Registrant's telephone number, including area code:  (703) 641-8890

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities

         On December 30, 2004, the board of directors of Medical Staffing Solutions, Inc (the "Company") approved the conversion of an $850,920 loan due by the Company to Dr. Brajnandan B. Sahay, the Company's President, Chief Executive Officer and Principal Financial Officer ("Dr. Sahay"), into 17,018,400 shares of the Company's common stock. The conversion price was calculated at $0.05 per share, which was the closing market price of the Company's common stock on December 30, 2004. The shares were issued to Dr. Sahay on January 12, 2005 and are restricted.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 14, 2005          MEDICAL STAFFING SOLUTIONS, INC.


                                   By:     /s/ Dr. Brajnandan B. Sahay
                                           ---------------------------
                                   Name:   Dr. Brajnandan B. Sahay
                                   Title:  President, Chief Executive Officer,
                                           Principal Financial Officer and
                                           Director